Subsequent Events	6 Months Ended
Jun. 30, 2012
Subsequent Events [Abstract]:
Subsequent Events [Text Block]

18. Subsequent Events:

(a) Declaration and payment of Dividends: In July 2012, the Company declared a dividend for the second quarter ended June 30, 2012 of $18,306 or $0.27 per share payable on August 7, 2012 to stockholders of record at the close of trading of the Company's common stock on the New York Stock Exchange on July 23, 2012.

(b) Vessel's acquisition: In July 17, 2012, the Company agreed to purchase the secondhand vessel Stadt Luebeck through a wholly owned subsidiary incorporated in the Republic of Liberia, at a price of $11,300 (Note 9.2.14). The vessel is expected to be delivered to the Company by the end of July 2012.

(c) Loan draw-down: On July 13, 2012, the Company drew-down the amount of $7,640 in order to partly finance the second pre-delivery installment of Hull S-4023 (Note 9.2.13).